UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 28, 2008

MAUI GENERAL STORE, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	0-50441	84-1275578
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 West 39th Street, Suite 2A, New York, NY 10018
(Address of Principal Executive Offices)

(212) 391-2752
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

9  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

9  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

9  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1

This amendment is being filed in order to expand the disclosure.

Item 4.01

Change in Registrant’s Certifying Accountant

On July 28, 2008 the Board of Directors of Maui General Store, Inc. (there being no audit committee of the Board) approved the dismissal of Webb & Company, PA from its position as the principal independent accountant for Maui General Store, Inc.

The audit reports of Webb & Company, P.A. on Maui General Store, Inc.’s financial statements for each of the past two years (i.e. the years ended December 31, 2007 and 2006) contained a modification expressing substantial doubt about Maui General Store, Inc.’s ability to continue as a going concern.  The audit report of Webb & Company, P.A. for each of the past two years (i.e. the years ended December 31, 2007 and 2006) did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above.  Webb & Company, P.A. did not, during the applicable periods, advise Maui General Store, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

Maui General Store, Inc. and Webb & Company, P.A. have not, during Maui General Store, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Webb & Company’s satisfaction, would have caused Webb & Company, P.A. to make reference to the subject matter of the disagreement in connection with its reports.

Maui General Store has requested Webb & Company, P.A. to furnish a letter addressed to the Securities Exchange Commission stating whether or not Webb & Company, P.A. agrees with the statements in this Amendment No. 1 to Form 8-K.  A copy of such letter dated August 4, 2008 is filed as exhibit 16 to this 8-K.

On July 28, 2008 Maui General Store, Inc. retained the firm of P.C. Liu, CPA, P.C. to audit Maui General Store’ financial statements for the year ended December 31, 2008.  At no time during the two most recent fiscal years and the subsequent interim period through July 28, 2008, the date of the engagement, did Maui General Store consult with P.C. Liu, CPA, P.C. regarding any matter of the sort described above with reference to Webb & Company, P.A., any issue relating to the financial statements of Maui General Store, Inc., or the type of audit opinion that might be rendered for Maui General Store, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from Webb & Company, P.A. dated August 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI GENERAL STORE, INC.

Dated: August 6, 2008

By:/s/ Fu Qiang

      Fu Qiang

      President